EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Crown Marketing (the “Company”) on Form 10-K for the year ended June 30, 2014, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Jay Hooper, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 19, 2014	/s/ Jay Hooper
By: Jay Hooper
Its: Chief Financial Officer (Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Crown Marketing and will be retained by Crown Marketing and furnished to the Securities and Exchange Commission or its staff upon request.